Share-Based Compensation (Details) - Schedule of ESOP grants under the black-scholes pricing model - USD ($)		3 Months Ended	7 Months Ended
		Dec. 31, 2021	Sep. 30, 2021
Schedule of ESOP grants under the black-scholes pricing model [Abstract]
Grant date		Oct. 25, 2021	Sep. 09, 2021
Estimated fair value of the option on the grant date using Black-Scholes model (USD) (in Dollars)		$ 336.3 [1]	$ 33 [2]
Exercise price (USD) (in Dollars)		$ 0.1	$ 44
Expected term of the award on the grant date (years)	[3]	6 years	6 years
Expected volatility of the share price	[4]	75.00%	75.00%
Risk-free interest rate	[5]	1.00%	1.00%
Expected dividend rate

[1]	The Company estimated the fair value of the Common Shares by dividing the Company Enterprise Value (USD 360,000,000) as defined by the Business Combination Agreement by the Company’s fully diluted shares (1,070,196).
[2]	The Company assumed a fair value per Common Share of USD 49 when estimating the fair value of the option. The fair value per Common Share was determined with reference to the market-based transaction with the other Series A Preferred Shares Investors (refer Note 9).
[3]	The expected term represents the period that share-based awards are expected to be outstanding.
[4]	The expected volatility was derived from the historical stock volatilities of comparable peer public companies within the Company’s industry.
[5]	The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the measurement date with maturities approximately equal to the expected term.